AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 23, 1999
                                                   REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                         SWIFT TRANSPORTATION CO., INC.
               (Exact name of registrant as specified in charter)

              NEVADA                                             86-0666860
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                                   ----------

                 2200 SOUTH 75TH AVENUE, PHOENIX, ARIZONA 85043
               (Address of Principal Executive Office) (Zip Code)

                                   ----------

                         SWIFT TRANSPORTATION CO., INC.
                             1999 STOCK OPTION PLAN
                              (Full title of plan)

                                   ----------

                           JERRY C. MOYES, PRESIDENT
                         SWIFT TRANSPORTATION CO., INC.
                             2200 SOUTH 75TH AVENUE
                             PHOENIX, ARIZONA 85043
                     (Name and address of agent for service)

                                 (602) 269-9700
          (Telephone number, including area code, of agent for service)

                                   ----------

                         CALCULATION OF REGISTRATION FEE

==========================================================================================
                                     PROPOSED MAXIMUM     PROPOSED MAXIMUM     AMOUNT OF
TITLE OF SECURITIES   AMOUNT TO BE       OFFERING        AGGREGATE OFFERING   REGISTRATION
 TO BE REGISTERED     REGISTERED(1)  PRICE PER SHARE(2)       PRICE(2)            FEE
------------------------------------------------------------------------------------------
Common Stock,           750,000           $16.375            $12,281,250        $3,414.19
$0.001 par value
==========================================================================================

(1) In the event of a stock split, stock dividend, or similar transaction involving the Registrant's Common Stock, in order to prevent dilution, the number of shares registered shall be automatically increased to cover the additional shares in accordance with Rule 416(a) under the Securities Act of 1933.
(2) Estimated solely for the purpose of calculating the amount of the registration fee, pursuant to Rules 457(c) and 457(h) of the Securities Act of 1933, on the basis of the average of the high and low prices of the Registrant's Common Stock on June 17, 1999.
================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The documents containing the information specified in Part I, Items 1 and 2, will be delivered to participants in accordance with Form S-8 and Rule 428 under the Securities Act of 1933 (the "Securities Act"). These documents and the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents have been filed by Swift Transportation Co., Inc. (the "Registrant") with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and are hereby incorporated by reference into this Registration Statement:

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

         (b) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1999; and

         (c) The description of the Registrant's capital stock contained in the Registrant's Registration Statement on Form 8-A.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES. Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL. Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Nevada General Corporation Law requires the Registrant to indemnify officers and directors for any expenses incurred by any officer or director in connection with any actions or proceedings, whether civil, criminal, administrative, or investigative, brought against such officer or director because of his or her status as an officer or director, to the extent that the director or officer has been successful on the merits or otherwise in defense of the action or proceeding. The Nevada General Corporation Law permits a corporation to indemnify an officer or director, even in the absence of an agreement to do so, for expenses incurred in connection with any action or proceeding if such officer of director acted in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the corporation and such indemnification is authorized by the stockholders, by a quorum of disinterested directors, by independent legal counsel in a written opinion authorized by a majority vote of a quorum of directors consisting of disinterested directors or by independent legal counsel in a written opinion if a quorum of disinterested directors cannot be obtained. The Nevada General Corporation Law prohibits indemnification of a director or officer if a final adjudication establishes that the officer's or director's acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of action. Despite the foregoing limitations on indemnification, the Nevada General Corporation Law may permit an officer or director to apply to the court for approval of indemnification even if the officer or director is adjudged to have committed intentional misconduct, fraud or a knowing violation of the law. The Nevada General Corporation Law also provides that indemnification of directors is not permitted for the unlawful payment of distributions, except for those directors registering their dissent to the payment of the distribution.

         The Registrant's Articles of Incorporation eliminate personal liability of directors or officers for any expenses, claims, damages or liability incurred by reason of their position in the Registrant to the fullest extent allowed under the Nevada General Corporation Law.

         The Registrant's Bylaws provide that the Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he or she was or is a director, officer, employee or agent of the Registrant. In addition, the Registrant's Bylaws provide that the Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Registrant by reason of the fact that he or she was or is a director, officer, employee or agent of the Registrant against expenses, actually and reasonably incurred if he or she acted in good faith, unless adjudged liable to the Registrant. Further, the Registrant's Bylaws provide that to the extent that a director, officer, employee or agent of the Registrant has been successful on the merits or otherwise, in defense of any action, suit or proceeding referred to above or in defense of any claim, matter or issue therein, he or she shall be indemnified against expenses actually and reasonably incurred by him or her in connection therewith.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED. Not applicable.

ITEM 8. EXHIBITS.

      Exhibit No.                       Description
      -----------                       -----------

         4.1 Amended and Restated Articles of Incorporation of the Registrant (Incorporated by reference to Exhibit 4.1 of the Registrant's Registration Statement on Form S-8 (Registration No. 333-85940)).

         4.2      Bylaws of the Registrant (Incorporated by reference to Exhibit
                  3.2 of the Registrant's Registration Statement on Form S-3 (Registration No. 33-66034)).

         4.3      Swift   Transportation   Co.,  Inc.  1999  Stock  Option  Plan
                  (Incorporated by reference to the Registrant's Notice and Proxy Statement for its 1999 Annual Meeting of Stockholders).

         5        Opinion of Snell & Wilmer L.L.P.

         23.1     Consent of KPMG LLP

         23.2     Consent of Snell & Wilmer L.L.P.  (included as part of Exhibit
                  5).

         24       Power of Attorney (included in signature page).


ITEM 9. UNDERTAKINGS.

         (a) The undersigned Registrant hereby undertakes:

            (1)   To file,  during any period in which offers or sales are being
                  made,  a   post-effective   amendment  to  this   registration
                  statement:

                  (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                  (iii) To include any material  information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                        provided,   however,   that  paragraphs   (a)(1)(i)  and
                        (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

            (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on June 23, 1999.

                                        SWIFT TRANSPORTATION CO., INC., a Nevada corporation

                                        By: /s/ Jerry C. Moyes
                                            ------------------------------------
                                            Jerry C. Moyes
                                            Chairman of the Board, President and
                                            Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Swift Transportation Co., Inc., hereby severally constitute and appoint Jerry C. Moyes and William F. Riley, III, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names and in the capacities indicated below, all pre-effective and post-effective amendments to this registration statement, and generally to do all things in our names and on our behalf in such capacities to enable Swift Transportation Co., Inc. to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


Name and Signature           Title                                 Date
------------------           -----                                 ----

/s/ Jerry C. Moyes           Chairman of the Board, President      June 23, 1999
------------------------     and Chief Executive Officer
Jerry C. Moyes               (Principal Executive Officer)

/s/ William F. Riley, III    Executive Vice President,             June 23, 1999
------------------------     Secretary, Chief Financial Officer
William F. Riley, III        and Director (Principal Accounting
                             and Financial Officer)

/s/ Rodney K. Sartor         Executive Vice President and          June 23, 1999
------------------------     Director
Rodney K. Sartor


/s/ Alphonse E. Frei         Director                              June 23, 1999
------------------------
Alphonse E. Frei

/s/ Lou A. Edwards           Director                              June 23, 1999
------------------------
Lou A. Edwards

/s/ Earl H. Scudder, Jr.     Director                              June 23, 1999
------------------------
Earl H. Scudder, Jr.

                                  EXHIBIT INDEX


Exhibit Number     Description                      Page or Method of Filing
--------------     -----------                      ------------------------

4.1                Amended and Restated             Incorporated by reference to
                   Articles of Incorporation of     Exhibit 4.1 of the
                   the Registrant                   Registrant's Registration
                                                    Statement on Form S-8
                                                    (Registration No. 333-85940)

4.2                Bylaws of the Registrant         Incorporated by reference to
                                                    Exhibit 3.2 of the
                                                    Registrant's Registration
                                                    Statement on Form S-3
                                                    (Registration No. 33-66034)

4.3                Swift Transportation Co., Inc.   Incorporated by reference to
                   1999 Stock Option Plan           the Registrant's Notice and
                                                    Proxy Statement for its 1999
                                                    Annual Meeting of
                                                    Stockholders

5                  Opinion of Snell & Wilmer        Filed herewith
                   L.L.P.

23.1               Consent of KPMG LLP              Filed herewith

23.2               Consent of Snell & Wilmer        Included in Exhibit 5
                   L.L.P.

24                 Power of Attorney                Included in signature page